UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2007

AMERICAN DG ENERGY INC.

(Exact name of registrant as specified in its charter)

Delaware	0-52294	04-3569304
(State or other jurisdiction of	(Commission file no.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

American DG Energy Inc.
45 First Avenue
Waltham, MA 02451
(Address of principal executive offices)

Registrant’s telephone number, including area code: (781) 622-1120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02 Results of Operations and Financial Condition.

On November 9, 2007, the Registrant announced its financial results for the fiscal quarter ended September 30, 2007.  On November 13, 2007, the Registrant issued a Press Release to Investors for the quarter ended September 30, 2007, which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

The information contained in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 — Press Release to Investors for the quarter ended September 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 13, 2007	AMERICAN DG ENERGY INC.

	By:	/s/ Anthony S. Loumidis
Anthony S. Loumidis, Chief Financial Officer